FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated this the 12th day of September, 2001 (effective August 3, 2001) by and between CBRL GROUP, INC., a Tennessee corporation ("Borrower") and SUNTRUST BANK, a Georgia state banking corporation as agent (the "Administrative Agent") for the Lenders, as described and defined below.

                                    RECITALS:
                                    --------

     A. Borrower, Administrative Agent and the Lenders are parties to a Credit Agreement dated as of February 16, 1999, as amended by a First Amendment to Credit Agreement dated July 29, 1999, as amended by a Second Amendment to Credit Agreement dated September 30, 1999 and as amended by a Third Amendment to Credit Agreement effective January 28, 2000 (as amended or restated from time to time, the "Credit Agreement").

     B. SunTrust Bank, Fifth-Third Bank, Hibernia National Bank, First Union National Bank, AmSouth Bank, Firstar Bank, N.A. (as successor to Mercantile Bank National Association), Fleet National Bank (as assignee of Bank One, NA), Wachovia Bank, N.A. and Union Planters National Bank, presently constitute all the Lenders under the Credit Agreement.

     C. The Borrower and the requisite percentage of Required Lenders desire to amend the Credit Agreement as hereinafter provided in order to: (i) reduce total Revolving Credit Commitments from $270,000,000 to $250,000,000; and (ii) to terminate and permanently prepay the Term Loan Notes.

     D. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     E. Attached hereto as collective Exhibit A are the requisite consents of the Required Lenders, consenting to this Amendment and to the Administrative Agent's execution and delivery of this Amendment on behalf of Lenders.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. The Administrative Agent, on behalf of the Lenders, acknowledges payment and termination of the Term Loan Notes and the Term Loan Commitments.

     Section 2. Pursuant to Section 7.3(d) of the Credit Agreement, the Revolving Credit Commitments have previously been permanently reduced from $340,000,000 to $270,000,000. The Credit Agreement is amended as follows:

             (a) The Revolving Credit Commitments are decreased as of the date of this Amendment from $270,000,000 to $250,000,000. The amount of the Revolving Credit Commitments and the Applicable Commitment Percentages are amended as follows:

              SunTrust Bank
              -------------
              Revolving Credit Commitment                      $66,025,000
              Applicable Commitment Percentag                     26.41%

              Wachovia Bank, N.A.
              -------------------
              Revolving Credit Commitment                      $51,475,000
              Applicable Commitment Percentage                    20.59%

              Fleet National Bank
              -------------------
              (assignee of Bank One, NA)
              Revolving Credit Commitment                      $25,900,000
              Applicable Commitment Percentage                    10.36%

              First Union National Bank
              -------------------------
              Revolving Credit Commitment                      $36,775,000
              Applicable Commitment Percentage                    14.71%

              Union Planters Bank, National Association
              -----------------------------------------
              Revolving Credit Commitment                      $19,425,000
              Applicable Commitment Percentage                     7.77%

              Firstar Bank, N.A.
              ------------------
              (as successor to Mercantile
              Bank, National Association)
              Revolving Credit Commitment                      $ 9,450,000
              Applicable Commitment Percentage                     3.78%

              AmSouth Bank
              ------------
              Revolving Credit Commitment                      $22,050,000
              Applicable Commitment Percentage                     8.82%

              Hibernia National Bank
              ----------------------
              Revolving Credit Commitment                      $ 9,450,000
              Applicable Commitment Percentage                     3.78%

              Fifth-Third Bank
              ----------------
              Revolving Credit Commitment                      $ 9,450,000
              Applicable Commitment Percentage                     3.78%

              (b) Borrower shall execute an Amended and Restated Revolving Credit Note to each of the Lenders listed in subsection (a) of this Section, in the forms as set forth in collective Exhibit B.

     Section 3. In the calculation and determination of the Interest Coverage Ratio as set forth in Section 7.1(iii) of the Credit Agreement, the $10,428,000 write-down relating to exiting its Carmine Giardini's business will not be included.

     Section 4. In consideration for the consents by the Required Lenders to this Amendment, the Borrower shall pay, concurrently with Administrative Agent's execution hereof, an amendment fee equal to five one hundreths of one percent of the Total Commitments (as amended by this Amendment), payable to the Lenders which consent to this Amendment prior to its execution. Such fee shall be paid to the Administrative Agent for payment to such consenting Lenders on a pro rata basis.

     Section 5. All other documents executed and delivered in connection with the Credit Agreement are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement shall remain unamended and in full force and effect.

     Section 6. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.

     Section 7. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

     Section 8. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment to Credit Agreement as of the day and date first set forth above.


                                     CBRL GROUP, INC.


                                     By:/s/Lawrence E. White
                                       ----------------------------------

                                     Title: Senior Vice President and CFO
                                            -----------------------------

                                     SUNTRUST BANK, as
                                     Administrative Agent for the Lenders


                                     By:/s/Ned Spitzer
                                        ---------------------------------

                                     Title: Assistant Vice President
                                            -----------------------------